American Century Investment Trust

PROSPECTUS SUPPLEMENT

HIGH-YIELD FUND * DIVERSIFIED BOND FUND

Supplement dated October 20, 2003 * Prospectus dated August 1, 2003
                                    (A Class, B Class, C Class and Advisor Class)

HIGH-YIELD

At a Special Meeting held October 17, 2003, C Class shareholders of the
High-Yield Fund approved a proposal to increase the 12b-1 fee for the C Class to
1.00% effective January 2, 2004.

The following replaces the Annual Fund Operating Expenses chart on page 7. The C
Class information for the High-Yield Fund has been restated to reflect the change in the Distribution and Service (12b-1) Fee.

       ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                            Management    Distribution and         Other       Total Annual Fund
                            Fee (1)       Service (12b-1) Fees(2)  Expenses    Operating Expenses
       ------------------------------------------------------------------------------------------
       High-Yield
          A Class           0.88%         0.25%                    0.00%(3)    1.13%
       ------------------------------------------------------------------------------------------
          B Class           0.88%         1.00%                    0.00%(3)    1.88%
       ------------------------------------------------------------------------------------------
          C Class           0.88%         1.00%(4)                 0.00%(3)    1.88%
       ------------------------------------------------------------------------------------------
          Advisor Class     0.63%         0.50%(5)                 0.00%(3)    1.13%
       ------------------------------------------------------------------------------------------
       Diversified Bond
          A Class           0.63%         0.25%                    0.00%(3)    0.88%
       ------------------------------------------------------------------------------------------
          B Class           0.63%         1.00%                    0.00%(3)    1.63%
       ------------------------------------------------------------------------------------------
          C Class           0.63%         0.75%                    0.00%(3)    1.38%
       ------------------------------------------------------------------------------------------
          Advisor Class     0.38%         0.50%(5)                 0.01%(6)    0.89%
       ------------------------------------------------------------------------------------------

       (1) Based on assets of all classes of the funds during the funds' most recent fiscal year. The funds have a stepped fee schedule. As a result, the funds' management fee rates generally decrease as fund assets increase, and increase as fund assets decrease.

       (2) The 12b-1 fee is designed to permit investors to purchase shares through broker-dealers, banks, insurance companies and other financial intermediaries. A portion of the fee is used to compensate such financial intermediaries for ongoing recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor, and a portion is used to compensate them for distribution and other shareholder services. For more information, see Service and
           Distribution Fees, page 28.

       (3) Other expenses, which include the fees and expenses of the funds'
           independent trustees and their legal counsel, as well as interest, were less than 0.005% for the current fiscal year.

       (4) The 12b-1 fee will increase to 1.00% effective January 2, 2004.

       (5) Half of the Advisor Class 12b-1 fee (0.25%) is for shareholder services provided by financial intermediaries, which would otherwise be paid by the advisor out of the unified management fee. The advisor has reduced its unified management fee for Advisor Class shares, but the fee for core investment advisory services is the same for all classes.

       (6) Other expenses include the fees and expenses of the funds'
           independent trustees and their legal counsel, as well as interest.

The following replaces the C Class information for the High-Yield Fund in the
Example chart on page 8.

       EXAMPLE
                        1 year     3 years       5 years       10 years
       ------------------------------------------------------------------
       High-Yield
          C Class       $190       $587          $1,009        $2,181
       ------------------------------------------------------------------

DIVERSIFIED BOND

On October 17, 2003, the Special Meeting of the C Class Shareholders of
Diversified Bond was adjourned until November 21, 2003.

The Board of Trustees has requested that the following matter be submitted to shareholders of the fund for approval at a Special Meeting of the C Class
Shareholders to be held on October 17, 2003 or any adjournment thereof.

The record date for the meeting was August 29, 2003. If you owned shares of the fund as of the close of business on that date, you are entitled to vote at the
Special Meeting or any adjournments thereof. Proxy materials containing more information about this proposal were sent to shareholders on or about September
2, 2003.

C Class Shareholders of the aforementioned fund are being asked to consider and act upon a proposal to amend the current Master Distribution and Individual
Shareholder Services Plan adopted pursuant to Rule 12b-1 under the Investment
Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of C Class shares. The current 0.75% would be increased to
1.00% for each fund.

If approved by shareholders, this proposal would become effective on January 2,
2004 or as soon as practicable thereafter.

SH-SPL-36291   0310